UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

5:01 ACQUISITION CORP.

(Exact name of Registrant as specified in its Charter)

Delaware	001-39612	85-2790755
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

501 Second Street, Suite 350 San Francisco, CA		94107
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 993-8570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FVAM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2022, 5:01 Acquisition Corp. (the “Company”) entered into a promissory note (the “Note”) in favor of 5:01 Acquisition LLC, a Delaware limited liability company (the “Sponsor”), and a related party of the Company. The Note was issued to fund administrative costs of the Company and fees and expenses associated with a potential business combination (“Business Combination”). The Note has an original principal amount of $1,000,000, is non-convertible, does not bear interest, and will mature on the earlier of (i) the winding up of the Company if a Business Combination has not been consummated on or before the 24 month anniversary of the closing of the Company’s initial public offering (as the same may be extended from time to time by the vote of the Company’s stockholders) or (ii) the closing of a Business Combination. The Note may be prepaid in whole or in part at any time. The Note contains customary events of default, including, among others, those relating to the Company’s failure to make a payment of principal when due and to perform any other obligations that is not timely cured after written notice of such default from the Sponsor.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Promissory Note, dated February 14, 2022, in favor of 5:01 Acquisition LLC
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5:01 ACQUISITION CORP.

	By:	/s/ Rebecca L. Lucia
Rebecca L. Lucia
Chief Financial Officer
Date: February 14, 2022